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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 9, 2001



                         TITAN MOTORCYCLE CO. OF AMERICA
             (Exact name of registrant as specified in its charter)




Nevada                             000-2447725634            86-0776876
(State or Other Jurisdiction       (Commission               (IRS Employer
Incorporation)                     File Number)              Identification No.)




2222 West Peoria Ave., Phoenix, AZ                              85029
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (602) 861-6977




                                 Not applicable
         (Former name or former address, if changed since last report.)
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

            On January 9, 2001, Titan Motorcycle Co. of America, a Nevada corporation (the "Company") filed for voluntary bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court in the District of Arizona. A copy of the press release related to the Chapter 11 filing is attached.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No                 Description
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
   99.1                    Press Release
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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant bas duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TITAN MOTORCYCLE
                                     CO. OF AMERICA


Date:  January 16, 2001              By:      /s/ Francis S. Kerry
                                              -------------------------

                                     Title:   Chief Executive Officer
                                              -------------------------